UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 17, 2017

CIRCOR INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-14962	04-3477276
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification No.)

30 CORPORATE DRIVE, SUITE 200
BURLINGTON, MASSACHUSETTS 01803-4238
(Address of principal executive offices) (Zip Code)

(781) 270-1200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17     CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On October 28, 2016, the Company announced a realignment of its organizational structure under two reportable business segments: Energy and Advanced Flow Solutions. The Energy segment will include all of the businesses from the existing Energy segment and the recently acquired Critical Flow Solutions business and exclude certain businesses that operate in the industrial, power and process markets (previously referred to collectively as the Control Valves businesses). The Advanced Flow Solutions segment will include all of the businesses from the existing Aerospace & Defense segment and the Control Valve businesses previously reported within the Energy segment. Management will begin reporting the new two segments for the fourth quarter of 2016. All previously reported segment information will be adjusted on a retrospective basis to reflect this change beginning in the fourth quarter of 2016 reporting period.

The Company is today releasing and posting on its website, www.CIRCOR.com, supplemental information reflecting the Energy and Advanced Flow Solutions segments for each of the prior quarterly reporting periods from the first quarter of 2014 through the third quarter of 2016, as set forth in Exhibit 99.1 attached hereto. The realignment had no effect on the Company's previously reported net income, financial condition or cash flows.

The Company’s management evaluates segment operating performance using operating income before certain charges/credits to cost of revenues and selling, general and administrative expenses, principally associated with acquisition-related activities; restructuring and other costs/income including costs arising from facility consolidations and gains and losses from the sale of product lines; and amortization of acquisition-related intangible assets. The Company also refers to this measure as segment operating income or adjusted operating income. The Company uses this measure because it helps management understand and evaluate the segments’ core operating results and facilitate comparison of performance for determining incentive compensation achievement.

The information in this Item 2.02 and Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 7.01    Regulation FD Disclosure

The Company issued a press release on January 17, 2017 regarding supplemental financial information related to the organizational realignment. A copy of the press release is furnished with this Report as Exhibit 99.2. The information in this Item 7.01 and Exhibit 99.2 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

In the attached Exhibit 99.1, the Company uses the following non-GAAP financial measures: total segment operating income and total segment operating margin, described as follows:

•
Total segment operating income is defined as GAAP operating income excluding intangible amortization from acquisitions completed subsequent to December 31, 2011, the impact of the 2015 Brazil restatement, the impact of restructuring related inventory, impairment and special charges or gains.

•	Total segment operating margin is defined as total segment operating income divided by net revenues.

Our management uses these non-GAAP measures to gain an understanding of our comparative operating performance (when comparing such results with previous periods or forecasts). These non-GAAP financial measures are used by management in our financial and operating decision making because we believe they better reflect our ongoing business and allow for meaningful period-to-period comparisons. We believe these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating the Company’s current operating performance and future prospects in the same manner as management does, if they so choose. These non-GAAP financial measures also allow investors and others to compare the Company’s current financial results with the Company’s past financial results in a consistent manner. For example:

•
We exclude costs and tax effects associated with restructuring activities, such as reducing overhead and consolidating facilities. We believe that the costs related to these restructuring activities are not indicative of our normal operating costs.

•
We exclude certain acquisition-related costs, including significant transaction costs and the related tax effects. We exclude these costs because we do not believe they are indicative of our normal operating costs.

•
We exclude the expense and tax effects associated with the non-cash amortization of acquisition-related intangible assets because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have lives of 5 to 20 years. Exclusion of the non-cash amortization expense allows comparisons of operating results that are consistent over time for both our newly acquired and long-held businesses and with both acquisitive and non-acquisitive peer companies.

•
We also exclude certain gains/losses and related tax effects, which are either isolated or cannot be expected to occur again with any predictability, and that we believe are not indicative of our normal operating gains and losses. For example, we exclude gains/losses from items such as the sale of a business, significant litigation-related matters and lump-sum pension plan settlements.

CIRCOR’s management uses these non-GAAP measures, in addition to GAAP financial measures, as the basis for measuring the Company’s operating performance and comparing such performance to that of prior periods and to the performance of our peers and competitors. We use such measures when publicly providing our business outlook, assessing future earnings potential, evaluating potential acquisitions and dispositions and in our financial and operating decision-making process including for incentive compensation purposes.
Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with accounting principles generally accepted in the United States.

A reconciliation of total segment operating income and total segment operating margin to the most directly comparable GAAP financial measure is provided in the table within Exhibit 99.1 titled "Reconciliation of Segment Information to GAAP Operating Income."

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Supplemental Segment Information dated January 17, 2017
99.2	Press Release dated January 17, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2017            CIRCOR INTERNATIONAL, INC.

/s/ Rajeev Bhalla
By:     Rajeev Bhalla

Title:	Executive Vice President and Chief Financial Officer